   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 1998


                                         SECURITIES ACT REGISTRATION NO. 2-72097
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-3175
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                        POST-EFFECTIVE AMENDMENT NO. 26                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      / /

                                AMENDMENT NO. 27                             /X/


                        (Check appropriate box or boxes)
                            ------------------------

                         PRUDENTIAL UTILITY FUND, INC.
               (Exact name of registrant as specified in charter)


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530



                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)
                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.
             It is proposed that this filing will become effective
                            (check appropriate box):


                       / / immediately upon filing pursuant to paragraph (b)


                       /X/ on March 3, 1998 pursuant to paragraph (b)



                       / / 60 days after filing pursuant to paragraph (a)(1)


                       / / on (date) pursuant to paragraph (a)

                       / / 75 days after filing pursuant to paragraph (a)(2)

                       / / on (date) pursuant to paragraph (a)(2) of Rule 485


                          If appropriate, check the following box:


                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment


Title of Securities Being Registered............  Shares of Common Stock, par value $.01 per share.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                    LOCATION
-----------------------------------------------  ----------------------------------
PART A
Item     1.  Cover Page........................  Cover Page
Item     2.  Synopsis..........................  Fund Expenses; Fund Highlights
Item     3.  Condensed Financial Information...  Fund Expenses; Financial
                                                 Highlights; How the Fund
                                                 Calculates Performance
Item     4.  General Description of
             Registrant........................  Cover Page; Fund Highlights; How
                                                 the Fund Invests; General
                                                 Information
Item     5.  Management of the Fund............  Financial Highlights; How the Fund
                                                 is Managed; General Information;
                                                 Shareholder Guide
Item    5A.  Management's Discussion of Fund
             Performance.......................  Financial Highlights
Item     6.  Capital Stock and Other
             Securities........................  Taxes, Dividends and
                                                 Distributions; General
                                                 Information; Shareholder Guide
Item     7.  Purchase of Securities Being
             Offered...........................  Shareholder Guide; How the Fund
                                                 Values its Shares; How the Fund is
                                                 Managed
Item     8.  Redemption or Repurchase..........  Shareholder Guide; How the Fund
                                                 Values its Shares; General
                                                 Information
Item     9.  Pending Legal Proceedings.........  Not Applicable

PART B
Item    10.  Cover Page........................  Cover Page
Item    11.  Table of Contents.................  Table of Contents
Item    12.  General Information and History...  General Information
Item    13.  Investment Objectives and
             Policies..........................  Investment Objective and Policies;
                                                 Investment Restrictions
Item    14.  Management of the Fund............  Directors and Officers; Manager;
                                                 Distributor
Item    15.  Control Persons and Principal
             Holders of Securities.............  Not Applicable
Item    16.  Investment Advisory and Other
             Services..........................  Manager; Distributor; Custodian,
                                                 Transfer and Dividend Disbursing
                                                 Agent and Independent Accountants
Item    17.  Brokerage Allocation and Other
             Practices.........................  Portfolio Transactions and
                                                 Brokerage
Item    18.  Capital Stock and Other
             Securities........................  Not Applicable
Item    19.  Purchase, Redemption and Pricing
             of Securities Being Offered.......  Purchase and Redemption of Fund
                                                 Shares; Shareholder Investment
                                                 Account; Net Asset Value
Item    20.  Tax Status........................  Taxes, Dividends and Distributions
Item    21.  Underwriters......................  Distributor
Item    22.  Calculation of Performance Data...  Performance Information
Item    23.  Financial Statements..............  Financial Statements

PART C
        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Prudential Utility Fund, Inc.
--------------------------------


PROSPECTUS DATED MARCH 3, 1998


----------------------------------------------------------------


Prudential Utility Fund, Inc. (the Fund) is an open-end, diversified, management investment company. Its investment objective is to seek total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective through investment in equity-related and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. The Fund also may purchase and sell certain derivatives, including options on equity securities and stock index options, futures contracts and options thereon, forward foreign currency exchange contracts, and options on foreign currencies pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated March 3, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
  WHAT IS PRUDENTIAL UTILITY FUND, INC.?

    Prudential Utility Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


    The Fund's investment objective is to seek total return through a combination of current income and capital appreciation. It seeks to achieve this objective by investing primarily in equity-related and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies" at page 9.


  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?


    The Fund may invest up to 30% of its total assets in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests--Investment Objective and Policies--Foreign Securities" at page 10.


    In addition, the Fund may engage in various hedging and return enhancement strategies, including purchasing and selling options on equity securities, stock index options, futures contracts and options thereon, forward foreign currency exchange contracts, and options on foreign currencies pursuant to limits described herein. These activities may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 14. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  WHO MANAGES THE FUND?


    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is currently compensated for its services at an annual rate of .60 of 1% of the Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the excess over $6 billion of the Fund's average daily net assets. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 16.


  WHO DISTRIBUTES THE FUND'S SHARES?


    Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 17.

  WHAT IS THE MINIMUM INVESTMENT?



    The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 22 and "Shareholder Guide--Shareholder Services" at page 33.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 22.


  WHAT ARE MY PURCHASE ALTERNATIVES?


    The Fund offers four classes of shares:


     - Class A Shares:
                    Sold with an initial sales charge of up to 5% of the offering price.

     - Class B Shares:
                    Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:
                    Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


     - Class Z Shares:
                    Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.



    See "Shareholder Guide--Alternative Purchase Plan" at page 23.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds from redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page
  27. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Fund expects to pay dividends of net investment income, if any, quarterly and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES

                                 CLASS A SHARES          CLASS B SHARES                CLASS C SHARES         CLASS Z SHARES
                                 --------------  ------------------------------  ---------------------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed
     on Purchases (as a
     percentage of offering
     price).....................       5%                     None                          None                   None
    Maximum Sales Load Imposed
     on Reinvested Dividends....      None                    None                          None                   None
    Maximum Deferred Sales Load
     (as a percentage of
     original purchase price or
     redemption proceeds,
     whichever is lower)........      None         5% during the first year,       1% on redemptions made          None
                                                  decreasing by 1% annually to   within one year of purchase
                                                 1% in the fifth and sixth and
                                                      0% the seventh year*
    Redemption Fees.............      None                    None                          None                   None
    Exchange Fee................      None                    None                          None                   None


                                    CLASS A                                                                 CLASS Z
                                    SHARES            CLASS B SHARES              CLASS C SHARES            SHARES
                                 -------------   -------------------------   -------------------------   -------------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.............       .41%                  .41%                        .41%                  .41%
    12b-1 Fees (After
     Reduction).................       .25%++               1.00%                       1.00%            None
    Other Expenses..............       .16%                  .16%                        .16%                  .16%
                                                             ---                         ---
                                        --                                                                      --
    Total Fund Operating
     Expenses (After
     Reduction).................                            1.57%                       1.57%
                                       .82%                                                                    .57%
                                                             ---                         ---
                                                             ---                         ---
                                        --                                                                      --
                                        --                                                                      --



                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                --------    --------    --------    ---------
EXAMPLE
You would pay the following expenses on a
  $1,000 investment, assuming (1) 5% annual
  return and (2) redemption at the end of
  each time period:
    Class A..................................      $58         $75         $93         $146
    Class B..................................      $66         $80         $96         $157
    Class C..................................      $26         $50         $86         $187
    Class Z..................................      $ 6         $18         $32         $ 71
You would pay the following expenses on the
  same investment, assuming no redemption:
    Class A..................................      $58         $75         $93         $146
    Class B..................................      $16         $50         $86         $157
    Class C..................................      $16         $50         $86         $187
    Class Z..................................      $ 6         $18         $32         $ 71



   The above example is based on data for the Fund's fiscal year ended December 31, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
---------------


* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."


+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1998. Total Fund Operating Expenses of Class A shares without such limitation would be .87%. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)


  The following financial highlights for each of the five years in the period ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of Class A common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                                    CLASS A
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                    1997 (d)   1996 (d)     1995       1994       1993      1992      1991
                                                    --------   --------   --------   --------   --------   -------   -------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $ 10.88    $  9.87    $   8.27   $   9.72   $   8.97   $  8.72   $  7.63
                                                    --------   --------   --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................      .34        .32         .30        .31        .33       .38       .39
Net realized and unrealized gains (losses) on
  investment and foreign currency transactions....     2.53       1.80        1.79      (1.06)      1.12       .45      1.10
                                                    --------   --------   --------   --------   --------   -------   -------
  Total from investment operations................     2.87       2.12        2.09       (.75)      1.45       .83      1.49
                                                    --------   --------   --------   --------   --------   -------   -------
LESS DISTRIBUTIONS
Dividends from net investment income..............     (.32)      (.32)       (.30)      (.32)      (.29)     (.34)     (.39)
Distributions from net realized gains.............    (1.10)      (.79)       (.19)      (.36)      (.41)     (.24)     (.01)
Distributions in excess of net realized gains.....       --         --          --       (.02)        --        --        --
                                                    --------   --------   --------   --------   --------   -------   -------
  Total distributions.............................    (1.42)     (1.11)       (.49)      (.70)      (.70)     (.58)     (.40)
                                                    --------   --------   --------   --------   --------   -------   -------
Net asset value, end of period....................  $ 12.33    $ 10.88    $   9.87   $   8.27   $   9.72   $  8.97   $  8.72
                                                    --------   --------   --------   --------   --------   -------   -------
                                                    --------   --------   --------   --------   --------   -------   -------

TOTAL RETURN (C):.................................    27.77%     22.09%      25.74%     (7.89)%    16.28%     9.88%    19.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)...............  $ 2,583    $ 2,023    $  1,709   $    254   $    337   $   201   $   111
Average net assets (000,000)......................  $ 2,201    $ 1,786    $  1,440   $    294   $    287   $   149   $    85
Ratios to average net assets:
  Expenses, including distribution fees...........      .82%       .86%        .88%       .88%       .80%      .81%      .87%
  Expenses, excluding distribution fees...........      .57%       .61%        .63%       .63%       .60%      .61%      .67%
  Net investment income...........................     2.95%      3.10%       3.12%      3.37%      3.16%     4.14%     4.69%
Portfolio turnover rate...........................       15%        17%         14%        15%        24%       24%       38%
Average commission rate paid per share............  $ .0301    $ .0332    $  .0302        N/A        N/A       N/A       N/A


                                                     JANUARY 22,
                                                      1990 (a)
                                                       THROUGH
                                                    DECEMBER 31,
                                                        1990
                                                    -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............     $  8.65
                                                         -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................         .36
Net realized and unrealized gains (losses) on
  investment and foreign currency transactions....        (.38)
                                                         -----
  Total from investment operations................        (.02)
                                                         -----
LESS DISTRIBUTIONS
Dividends from net investment income..............        (.40)
Distributions from net realized gains.............        (.60)
Distributions in excess of net realized gains.....          --
                                                         -----
  Total distributions.............................       (1.00)
                                                         -----
Net asset value, end of period....................     $  7.63
                                                         -----
                                                         -----
TOTAL RETURN (C):.................................       (0.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000,000)...............     $    73
Average net assets (000,000)......................     $    51
Ratios to average net assets:
  Expenses, including distribution fees...........         .97%(b)
  Expenses, excluding distribution fees...........         .77%(b)
  Net investment income...........................        4.78%(b)
Portfolio turnover rate...........................          53%
Average commission rate paid per share............         N/A


---------------

   (a)  Commencement of offering of Class A shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

   (d) Calculated based upon weighted average shares outstanding during the year.

                              FINANCIAL HIGHLIGHTS
        (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED YEARS)
                                (CLASS B SHARES)


  The following financial highlights for each of the five years in the period ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of Class B common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the years indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                                     CLASS B
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                    1997 (f)   1996 (f)     1995       1994       1993      1992       1991
                                                    --------   --------   --------   --------   --------   -------   --------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................  $ 10.88    $  9.87    $   8.26   $   9.69   $   8.96   $  8.71   $   7.63
                                                    --------   --------   --------   --------   --------   -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................      .25        .24         .22        .24        .24       .31        .32
Net realized and unrealized gains (losses) on
  investment and foreign currency transactions....     2.53       1.80        1.80      (1.05)      1.12       .46       1.10
                                                    --------   --------   --------   --------   --------   -------   --------
  Total from investment operations................     2.78       2.04        2.02       (.81)      1.36       .77       1.42
                                                    --------   --------   --------   --------   --------   -------   --------
LESS DISTRIBUTIONS
Dividends from net investment income..............     (.24)      (.24)       (.22)      (.24)      (.22)     (.28)      (.33)
Distributions from net realized gains.............    (1.10)      (.79)       (.19)      (.36)      (.41)     (.24)      (.01)
Distributions in excess of net realized gains.....       --         --          --       (.02)        --        --         --
                                                    --------   --------   --------   --------   --------   -------   --------
  Total distributions.............................    (1.34)     (1.03)       (.41)      (.62)      (.63)     (.52)      (.34)
                                                    --------   --------   --------   --------   --------   -------   --------
Net asset value, end of year......................  $ 12.32    $ 10.88    $   9.87   $   8.26   $   9.69   $  8.96   $   8.71
                                                    --------   --------   --------   --------   --------   -------   --------
                                                    --------   --------   --------   --------   --------   -------   --------
TOTAL RETURN (E):.................................    26.80%     21.16%      24.80%     (8.51)%    15.27%     9.02%     19.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000).................  $ 2,132    $ 2,137    $  2,355   $  3,526   $  4,756   $ 3,438   $  2,818
Average net assets (000,000)......................  $ 2,059    $ 2,184    $  2,450   $  4,152   $  4,308   $ 3,027   $  2,529
Ratios to average net assets:
  Expenses, including taxes (b)...................     1.57%      1.61%       1.63%      1.63%      1.60%     1.61%      1.67%
  Expenses, excluding taxes and interest (b)......     1.57%      1.61%       1.63%      1.63%      1.60%     1.61%      1.67%
  Expenses, excluding distribution fees and taxes
   (b)............................................      .57%       .61%        .63%       .63%       .60%      .61%       .67%
  Net investment income...........................     2.20%      2.35%       2.37%      2.62%      2.36%     3.34%      3.89%
Portfolio turnover rate...........................       15%        17%         14%        15%        24%       24%        38%
Average commission rate paid per share............  $ .0301    $ .0332    $  .0302        N/A        N/A       N/A        N/A


                                                        1990          1989 (D)        1988 (A)
                                                    -------------   -------------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year................     $     9.17      $  7.31         $  6.29
                                                           ------       ------          ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................            .31          .36             .33
Net realized and unrealized gains (losses) on
  investment and foreign currency transactions....           (.91)        2.30            1.07
                                                           ------       ------          ------
  Total from investment operations................           (.60)        2.66            1.40
                                                           ------       ------          ------
LESS DISTRIBUTIONS
Dividends from net investment income..............           (.34)        (.36)           (.33)
Distributions from net realized gains.............           (.60)        (.44)           (.05)(c)
Distributions in excess of net realized gains.....             --           --              --
                                                           ------       ------          ------
  Total distributions.............................           (.94)        (.80)           (.38)
                                                           ------       ------          ------
Net asset value, end of year......................     $     7.63      $  9.17         $  7.31
                                                           ------       ------          ------
                                                           ------       ------          ------
TOTAL RETURN (E):.................................          (6.48)%      37.17%          22.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000).................     $    2,395      $ 2,306         $ 1,584
Average net assets (000,000)......................     $    2,315      $ 2,037         $ 1,495
Ratios to average net assets:
  Expenses, including taxes (b)...................           1.73%        1.46%           1.56%
  Expenses, excluding taxes and interest (b)......           1.73%        1.46%           1.56%
  Expenses, excluding distribution fees and taxes
   (b)............................................            .74%         .73%            .76%
  Net investment income...........................           3.94%        4.19%           4.44%
Portfolio turnover rate...........................             53%          75%             66%
Average commission rate paid per share............            N/A          N/A             N/A


---------------

   (a) Prudential Mutual Fund Management, Inc. succeeded Prudential Securities Incorporated as manager of the Fund on May 2, 1988.

   (b) Because of the adoption of a plan of distribution effective on July 1, 1985 and an amended and restated plan of distribution effective January 22, 1990, and the changes noted in footnote (a), historical expenses and ratios of expenses to average net assets are not necessarily indicative of future expenses and related ratios. See "How the Fund is Managed--Distributor."

   (c) Full amount of 1988 distribution represents a distribution from paid-in capital.

   (d)  Based on average month-end shares outstanding.

   (e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

   (f) Calculated based upon weighted average shares outstanding during the year.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS C SHARES)


  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of Class C common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services-- Reports to Shareholders."



                                                               CLASS C
                                            ----------------------------------------------
                                                                               AUGUST 1,
                                                                               1994 (a)
                                               YEAR ENDED DECEMBER 31,          THROUGH
                                            ------------------------------   DECEMBER 31,
                                            1997 (d)   1996 (d)     1995         1994
                                            --------   --------   --------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......   $ 10.88    $ 9.87     $  8.26      $ 9.30
                                            --------   --------   --------       -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income.....................       .25       .24         .22         .11
Net realized and unrealized gains (losses)
  on investment and foreign currency
  transactions............................      2.53      1.80        1.80        (.69)
                                            --------   --------   --------       -----
  Total from investment operations........      2.78      2.04        2.02        (.58)
                                            --------   --------   --------       -----
LESS DISTRIBUTIONS
Dividends from net investment income......      (.24)     (.24)       (.22)       (.13)
Distributions from net realized gains.....     (1.10)     (.79)       (.19)       (.31)
Distributions in excess of net realized
  gains...................................        --        --          --        (.02)
                                            --------   --------   --------       -----
  Total distributions.....................     (1.34)    (1.03)       (.41)       (.46)
                                            --------   --------   --------       -----
Net asset value, end of period............   $ 12.32    $10.88     $  9.87      $ 8.26
                                            --------   --------   --------       -----
                                            --------   --------   --------       -----
TOTAL RETURN (C):.........................     26.80%    21.16%      24.80%      (6.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........   $13,490    $6,001     $ 3,455      $  787
Average net assets (000)..................   $ 9,424    $4,517     $ 2,181      $  433
Ratios to average net assets:
  Expenses, including distribution fees...      1.57%     1.61%       1.63%       1.70%(b)
  Expenses, excluding distribution fees...       .57%      .61%        .63%        .70%(b)
  Net investment income...................      2.20%     2.35%       2.37%       2.65%(b)
Portfolio turnover rate...................        15%       17%         14%         15%
Average commission rate paid per share....   $ .0301    $.0332     $ .0302         N/A


------------

  (a)  Commencement of offering of Class C shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.


  (d) Calculated based upon weighted average shares outstanding during the year.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS Z SHARES)



  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of Class Z common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."



                                                                       CLASS Z
                                                           -------------------------------
                                                                               MARCH 1,
                                                                               1996 (a)
                                                             YEAR ENDED        THROUGH
                                                            DECEMBER 31,     DECEMBER 31,
                                                              1997 (d)         1996 (d)
                                                           --------------   --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................      $10.88           $10.05
                                                              -------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income....................................         .36              .29
Net realized and unrealized gains on investment and
  foreign currency transactions..........................        2.54             1.67
                                                              -------          -------
  Total from investment operations.......................        2.90             1.96
                                                              -------          -------
LESS DISTRIBUTIONS
Dividends from net investment income.....................        (.34)            (.34)
Distributions from net realized gains....................       (1.10)            (.79)
                                                              -------          -------
  Total distributions....................................       (1.44)           (1.13)
                                                              -------          -------
Net asset value, end of period...........................      $12.34           $10.88
                                                              -------          -------
                                                              -------          -------
TOTAL RETURN (C):........................................       28.15%           20.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................      $41,904          $34,446
Average net assets (000).................................      $35,994          $34,291
Ratios to average net assets:
  Expenses, including distribution fees..................         .57%             .61%(b)
  Expenses, excluding distribution fees..................         .57%             .61%(b)
  Net investment income..................................        3.20%            3.35%(b)
Portfolio turnover rate..................................          15%              17%
Average commission rate paid per share...................      $.0301           $.0332


------------

  (a)  Commencement of offering of Class Z shares.

  (b)  Annualized.

  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

  (d) Calculated based upon weighted average shares outstanding during the period.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL RETURN THROUGH A COMBINATION OF CURRENT INCOME AND CAPITAL APPRECIATION. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE THROUGH INVESTMENT IN EQUITY-RELATED AND DEBT SECURITIES OF UTILITY COMPANIES, WHICH INCLUDE ELECTRIC, GAS, GAS PIPELINE, TELEPHONE, TELECOMMUNICATIONS, WATER, CABLE, AIRPORT, SEAPORT AND TOLL ROAD COMPANIES. IN NORMAL CIRCUMSTANCES, THE FUND INTENDS TO INVEST AT LEAST 80% OF ITS ASSETS IN SUCH SECURITIES. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. It is anticipated that the Fund will invest primarily in common stocks of utility companies that the investment adviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities, or when the Fund is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments.


  As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.


  THE FUND MAY INVEST IN EQUITY-RELATED SECURITIES. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures and other forms of non-corporate investments, American Depositary Receipts (ADRs), and warrants and rights exercisable for equity securities.


  THE FUND MAY INVEST IN DEBT SECURITIES OF UTILITY COMPANIES when the Fund is temporarily in a defensive position or when it appears that the Fund will be better able to achieve its investment objective through investment in such securities. The Fund may invest in debt securities rated investment grade by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's) or, if unrated, determined by the investment adviser to be of comparable quality. The term "investment grade" refers to securities rated within the four highest quality grades by S&P, Moody's or another NRSRO. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Lower rated securities are subject to greater risk of loss of principal and interest. Debt securities may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).


  THE FUND MAY INVEST UP TO 30% OF ITS TOTAL ASSETS IN SECURITIES OF FOREIGN ISSUERS, WHICH MAY INVOLVE ADDITIONAL RISKS. See "Foreign Securities" below. ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, are not considered foreign securities.


  AS A RESULT OF THE FUND'S CONCENTRATION OF ITS INVESTMENTS, IT IS SUBJECT TO RISKS ASSOCIATED WITH THE UTILITY INDUSTRY. Among these are inflationary and other cost increases in fuel and other operating expenses, high interest costs on borrowings needed for capital construction programs, including compliance with environmental regulations, and changes in the regulatory climate.

  FOREIGN SECURITIES

  THE FUND MAY INVEST UP TO 30% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. In many instances, foreign debt securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

  FOREIGN SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. These risks include exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of the Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. The Fund will probably have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

  Although the foreign companies in which the Fund may invest will be providing products and services substantially similar to domestic companies in which the Fund has and may invest, the utility companies of many major countries, such as the United Kingdom, Spain and Mexico, have only recently substantially increased investor ownership (including ownership by U.S. investors) and, as a result, have only recently become subject to adversarial rate-making procedures. In addition, certain foreign utilities are experiencing demand growth at rates greater than economic expansion in their countries or regions. These factors as well as those associated with foreign issuers generally may affect the future values of foreign securities held by the Fund.

HEDGING AND RETURN ENHANCEMENT STRATEGLES


  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THESE STRATEGIES INCLUDE (1) THE PURCHASE AND WRITING (I.E.,
SALE) OF PUT AND CALL OPTIONS ON EQUITY SECURITIES AND ON STOCK INDICES, (2) THE PURCHASE AND SALE OF LISTED STOCK AND BOND INDEX FUTURES AND OPTIONS THEREON AND
(3) THE PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS THEREON. THE FUND MAY ENGAGE IN THESE TRANSACTIONS ON U.S. OR FOREIGN SECURITIES EXCHANGES OR, IN THE CASE OF EQUITY AND STOCK INDEX OPTIONS, IN THE OVER-THE-COUNTER MARKET. THE FUND MAY ALSO PURCHASE AND SELL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent they are consistent with its investment objective and policies. See "Investment Objective and Policies" in the Statement of Additional Information.


  OPTIONS TRANSACTIONS

  OPTIONS ON EQUITY SECURITIES. THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON EQUITY SECURITIES THAT ARE TRADED ON SECURITIES EXCHANGES, ON NASDAQ (NASDAQ OPTIONS) OR IN THE OVER-THE-COUNTER MARKET (OTC OPTIONS).

  A CALL OPTION IS A SHORT-TERM CONTRACT WHICH GIVES THE PURCHASER, IN RETURN FOR A PREMIUM PAID, THE RIGHT TO BUY THE SECURITY SUBJECT TO THE OPTION AT A SPECIFIED EXERCISE PRICE AT ANY TIME DURING THE TERM OF THE OPTION. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.


  THE FUND WILL WRITE ONLY "COVERED" CALL OPTIONS. A call option on debt or equity securities written by the Fund is "covered" if, as long as the Fund is obligated under the option, it (i) owns the security underlying the option or has an absolute and immediate right to acquire that security without additional consideration (or for additional consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio or (ii) holds, on a share-for-share basis, a call on the same security as the call written by the Fund where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets, in a segregated account with its Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


  THE FUND MAY ALSO PURCHASE A "PROTECTIVE PUT," I.E., A PUT OPTION ACQUIRED FOR THE PURPOSE OF PROTECTING A PORTFOLIO SECURITY FROM A DECLINE IN MARKET VALUE. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices as described below.

  OPTIONS ON STOCK INDICES. THE FUND MAY ALSO PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON STOCK INDICES TRADED ON SECURITIES EXCHANGES, ON NASDAQ OR IN THE OTC MARKET. Such options may include options on non-utility companies. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right in return for premium paid to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the underlying market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

  THE FUND'S SUCCESSFUL USE OF OPTIONS ON INDICES DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by the Fund. Likewise, if a stock index call option written by the Fund is exercised, the Fund may incur a loss on the transaction which is not offset, in whole or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value. For additional discussion of risks associated with these transactions, see "Investment Objective and Policies--Limitations on Purchase and Sale of Stock Options, Options on Indices, and Stock and Bond Index Futures and Options Thereon" in the Statement of Additional Information.

  OPTIONS ON FOREIGN CURRENCIES. THE FUND IS PERMITTED TO PURCHASE AND WRITE PUT AND CALL OPTIONS ON FOREIGN CURRENCIES AND ON FUTURES CONTRACTS ON FOREIGN CURRENCIES TRADED ON SECURITIES EXCHANGES OR BOARDS OF TRADE (FOREIGN AND DOMESTIC) FOR HEDGING PURPOSES IN A MANNER SIMILAR TO THAT IN WHICH FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS ON FOREIGN CURRENCIES WILL BE EMPLOYED. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

  THE FUND MAY PURCHASE AND WRITE OPTIONS TO HEDGE THE FUND'S PORTFOLIO SECURITIES DENOMINATED IN FOREIGN CURRENCIES. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

  If, on the other hand, the investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


  THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. See "Investment Objective and Policies--Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.


  The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). The Fund will not speculate in forward contracts. The Fund may not position hedge (including cross-hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

  When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to

"lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency. Requirements under the Internal Revenue Code of 1986, as amended (Internal Revenue Code) for qualification as a regulated investment company may limit the Fund's ability to engage in transactions in forward contracts. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


  FUTURES TRANSACTIONS


  STOCK AND BOND INDEX FUTURES. THE FUND MAY USE LISTED STOCK AND BOND INDEX FUTURES TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.


  A STOCK OR BOND INDEX FUTURES CONTRACT IS AN AGREEMENT IN WHICH ONE PARTY AGREES TO DELIVER TO THE OTHER AN AMOUNT OF CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC STOCK OR BOND INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying stocks in the index is made. See "Investment Objective and Policies--Futures Contracts and Options Thereon" in the Statement of Additional Information.


  UNDER REGULATIONS OF THE COMMODITY EXCHANGE ACT, INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT ARE EXEMPT FROM THE DEFINITION OF "COMMODITY POOL OPERATOR," SUBJECT TO COMPLIANCE WITH CERTAIN CONDITIONS. THE EXEMPTION IS CONDITIONED UPON THE FUND'S PURCHASING AND SELLING FUTURES CONTRACTS AND OPTIONS THEREON FOR BONA FIDE HEDGING TRANSACTIONS, EXCEPT THAT THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON FOR ANY OTHER PURPOSE TO THE EXTENT THAT THE AGGREGATE INITIAL MARGIN AND OPTION PREMIUMS DO NOT EXCEED 5% OF THE LIQUIDATION VALUE OF THE FUND'S TOTAL ASSETS.


  OPTIONS ON STOCK AND BOND INDEX FUTURES. THE FUND MAY ALSO PURCHASE AND WRITE OPTIONS ON STOCK AND BOND INDEX FUTURES FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

  FUTURES CONTRACTS ON FOREIGN CURRENCIES. THE FUND IS PERMITTED TO BUY AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES (FUTURES CONTRACTS) SUCH AS THE EUROPEAN CURRENCY UNIT, AND PURCHASE AND WRITE OPTIONS THEREON FOR HEDGING PURPOSES. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Union, a Western European economic cooperative organization including, INTER ALIA, France, Germany, The Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "mark-to-market."


  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in stocks or bonds in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option thereon at any particular time. See "Investment Objective and Policies--Limitations on the Purchase and Sale of Stock Options, Options on Indices, and Stock and Bond Index Futures and Options Thereon" in the Statement of Additional Information.

  THE FUND'S ABILITY TO ENTER INTO OR CLOSE OUT FUTURES CONTRACTS AND OPTIONS THEREON MAY ALSO BE LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES


  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  BORROWING


  The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings.


  SECURITIES LENDING


  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned which is maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund cannot lend more than 33% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objective and Policies--Lending of Securities" in the Statement of Additional Information.


  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


  REPURCHASE AGREEMENTS


  The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.


  ILLIQUID SECURITIES


  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  PORTFOLIO TURNOVER

  As a result of the Fund's investment policies, the Fund anticipates that its portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 200%. See "Investment Objective and Policies--Portfolio Turnover" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended December 31, 1997, the Fund's total expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were .82%, 1.57%, 1.57% and .57%, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .60 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $250 MILLION, .50 OF 1% OF THE NEXT $500 MILLION, .45 OF 1% OF THE NEXT $750 MILLION, .40 OF 1% OF THE NEXT $500 MILLION, .35 OF 1% OF THE NEXT $2 BILLION, .325 OF 1% OF THE NEXT $2 BILLION AND .30 OF 1% OF THE EXCESS OVER $6 BILLION OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. For the fiscal year ended December 31, 1997, the Fund paid management fees to PIFM of .41% of the Fund's average daily net assets. See "Manager" in the Statement of Additional Information.



  As of January 31, 1998, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $63 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.



  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.


  The current portfolio manager of the Fund is David A. Kiefer, CFA. Mr. Kiefer is a Senior Portfolio Manager of Prudential Investments. Mr. Kiefer is responsible for day-to-day management and stock selection for the Fund. Mr. Kiefer joined Prudential Investments in 1992 as an equity analyst for the Fund. Prior thereto, he attended business school and worked as a utility analyst for a Prudential subsidiary for two years.


  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or other financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1998.



  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended December 31, 1997, the Fund paid distribution expenses of .25%, 1.00% and 1.00% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year, provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.



FEE WAIVERS



  The Distributor has agreed to limit its distribution fee for the Class A shares as described above under "Distributor." Fee waivers will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.


PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent, and in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000



  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.


                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.


  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.



  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV per share of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


TAXATION OF SHAREHOLDERS


  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) will be taxable as ordinary income to the shareholder whether or not reinvested. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


  Dividends and distributions are currently generally taxable to shareholders in the year in which received. However, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the calendar year in which such dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.


  Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign dividends, interest income, capital gain and net income and gain or loss from other sources are not eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.



  Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. Gain or loss on shares held more than 18 months will be considered in determining a holder's adjusted net capital gain subject to a maximum tax rate of 20%.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds payable to certain individuals and certain non-corporate shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).



  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS


  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, QUARTERLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class other than Class Z will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will have received a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.



  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON APRIL 29, 1981. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, CONSISTING OF 500 MILLION SHARES OF CLASS A COMMON STOCK, 700 MILLION SHARES OF CLASS B COMMON STOCK, 400 MILLION SHARES OF CLASS C COMMON STOCK AND 400 MILLION SHARES OF CLASS Z COMMON STOCK. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine.

  The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all of the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, PRUSEC OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV per share next determined following receipt of an order in proper form by the Transfer Agent or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payments may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Utility Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Utility Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                            ANNUAL 12B-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 5%    .30 of 1% (Currently being charged    Initial sales charge waived or
             of the public offering price          at a rate of .25 of 1%)               reduced for certain purchases

CLASS B      Maximum CDSC of 5% of the lesser of                   1%                    Shares convert to Class A shares
             the amount invested or the                                                  approximately seven years after
             redemption proceeds; declines to                                            purchase
             zero after six years

CLASS C      Maximum CDSC of 1% of the lesser of                   1%                    Shares do not convert to another
             the amount invested or the                                                  class
             redemption proceeds on redemptions
             made within one year of purchase

CLASS Z      None                                                 None                   Sold to a limited group of
                                                                                         investors



  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) is subject to different sales charges and distribution and/or service fees, which may affect performance), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.


  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.


  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).


  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B and Class C shares for the higher cumulative annual distribution-related fees on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fees on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF     AS PERCENTAGE OF
             AMOUNT OF PURCHASE      OFFERING PRICE   AMOUNT INVESTED     OFFERING PRICE
          ------------------------  ----------------  ----------------  ------------------
          Less than $25,000                 5.00    %         5.26    %           4.75    %
          $25,000 to $49,999                4.50              4.71                4.25
          $50,000 to $99,999                4.00              4.17                3.75
          $100,000 to $249,999              3.25              3.36                3.00
          $250,000 to $499,999              2.50              2.56                2.40
          $500,000 to $999,999              2.00              2.04                1.90
          $1,000,000 and above              None              None                None


  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined under the federal securities laws.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such person.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.



  PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Programs (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.



  PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program, provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.



  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The Program is offered to companies that have at least 250 eligible employees.


  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.


  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities, provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase, and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV per share next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell

Your Shares--Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


  CLASS Z SHARES


  Class Z shares of the Fund currently are available for purchase by: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.



  In connectlon with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below.



  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.


  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an

"eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (b), (c) or
(d) exist.



  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a PRO RATA basis. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Fund to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     -------------------------
          First.........................                     5.0      %
          Second........................                     4.0      %
          Third.........................                     3.0      %
          Fourth........................                     2.0      %
          Fifth.........................                     1.0      %
          Sixth.........................                     1.0      %
          Seventh.......................                    None



  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.



  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.



  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.


  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES


  PRUARRAY OR SMARTPATH PLANS. The CDSC will be waived on redemptions from certain qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.


CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of
(a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.


  Since annual distribution-related fees are lower for Class A shares than for Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service that (i) the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time that shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than the Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at
(800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.



  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.



  The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES


  In addition to the exchange privilege, as a shareholder of the Fund, you can take advantage of the following additional services and privileges:


  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio

      TAX-EXEMPT BOND FUNDS
    -----------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
    --------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Fund's Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         9
  Investment Objective and Policies.............         9
  Hedging and Return Enhancement Strategies.....        10
  Other Investments and Policies................        15
  Investment Restrictions.......................        16
HOW THE FUND IS MANAGED.........................        16
  Manager.......................................        16
  Distributor...................................        17
  Fee Waivers...................................        18
  Portfolio Transactions........................        18
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        18
  Year 2000.....................................        19
HOW THE FUND VALUES ITS SHARES..................        19
HOW THE FUND CALCULATES PERFORMANCE.............        19
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        20
GENERAL INFORMATION.............................        21
  Description of Common Stock...................        21
  Additional Information........................        22
SHAREHOLDER GUIDE...............................        22
  How to Buy Shares of the Fund.................        22
  Alternative Purchase Plan.....................        23
  How to Sell Your Shares.......................        27
  Conversion Feature--Class B Shares............        30
  How to Exchange Your Shares...................        31
  Shareholder Services..........................        33
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1


-------------------------------------------


MF105A


                                       Class A:    743911-208
                                       Class B:    743911-109
                        CUSIP Nos.:    Class C:    743911-307
                                       Class Z:    443911-406

PRUDENTIAL
UTILITY
FUND, INC.


                         PROSPECTUS
 March 3, 1998
www.prudential.com


                                                                      PRUDENTIAL
                                                                     INVESTMENTS
           -----------------

         [LOGO]

                         PRUDENTIAL UTILITY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH 3, 1998



    Prudential Utility Fund, Inc. (the Fund), is an open-end, diversified, management investment company. Its investment objective is to seek total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective through investment in equity-related and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. It is anticipated that the Fund will invest primarily in common stocks of utility companies that the Subadviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities, or when the Fund is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."



    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated March 3, 1998, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                         PAGE     PROSPECTUS
                                                         ----   ---------------
General Information...................................   B-2             21
Investment Objective and Policies.....................   B-2              9
Investment Restrictions...............................   B-12            16
Directors and Officers................................   B-14            16
Manager...............................................   B-18            16
Distributor...........................................   B-19            17
Portfolio Transactions and Brokerage..................   B-21            18
Purchase and Redemption of Fund Shares................   B-23            22
Shareholder Investment Account........................   B-27            33
Net Asset Value.......................................   B-30            19
Taxes, Dividends and Distributions....................   B-31            20
Performance Information...............................   B-33            19
Custodian and Transfer and Dividend Disbursing Agent
 and Independent Accountants..........................   B-35            18
Financial Statements..................................   B-36             5
Report of Independent Accountants.....................   B-48            --
Appendix I--General Investment Information............   I-1             --
Appendix II--Historical Performance Data..............   II-1            --
Appendix III--Information Relating to Prudential......   III-1           --


--------------------------------------------------------------------------------

MF105B

                              GENERAL INFORMATION

    At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES


    The Fund's investment objective is to seek total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective through investment in equity-related and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. There can be no assurance that the Fund's investment objective will be achieved. It is anticipated that the Fund will invest primarily in common stocks of utility companies that the Subadviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities, or when the Fund is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.



OPTIONS ON EQUITY SECURITIES


    CALL OPTIONS ON STOCK. The Fund may, from time to time, write call options on its portfolio securities. The Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options on individual stocks except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    PUT OPTIONS ON STOCK. The Fund may also purchase put and call options. If the Fund purchases a put option, it has the option to sell a given security at a specified price at any time during the term of the option. If the Fund purchases a call option, it has the option to buy a security at a specified price at any time during the term of the option.

    Purchasing put options may be used as a portfolio investment strategy when the investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold prior to its expiration.

STOCK INDEX OPTIONS

    Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


    If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.


FUTURES CONTRACTS AND OPTIONS THEREON

    STOCK AND BOND INDEX FUTURES. The Fund will purchase and sell stock and bond index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. In instances involving the purchase of stock or bond index futures contracts by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.

    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Therefore, as with exchange-traded options, a clearing corporation is technically the counterparty on every futures contract and option thereon.

    OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

LIMITATIONS ON THE PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON INDICES, AND STOCK AND BOND INDEX FUTURES AND OPTIONS THEREON


    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.


    RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, the Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

    The Fund may also purchase a "protective put," I.E., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock or bond indices in the over-the-counter market.

    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction.

The value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, the Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    The staff of the Securities and Exchange Commission (SEC) has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

    RISKS OF OPTIONS ON INDICES. The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market in which the securities comprising the index are traded generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index, such as the S&P 100 or S&P 500 index option.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Stock Index Options."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of a particular index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such an event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the price of the Fund's portfolio does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock or bond options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK AND BOND INDEX FUTURES. There are several risks in connection with the use of options on stock and bond index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock or bond index futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock and bond markets generally. For example, if the Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock or bond index futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock and bond index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.


    Forward foreign currency exchange contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. They are not traded on exchanges regulated by the Commodity Futures Trading Commission (CFTC) or SEC. As a result, many of the protections afforded to exchange participants will not be available.


    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund's Custodian will place cash or other liquid assets into a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's net commitments with respect to such contracts.


    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


    The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (Internal Revenue Code). See "Taxes, Dividends and Distributions."


    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES

    Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing such options.

    The Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (VIS-A-VIS the U.S. dollar) historically have a high degree of positive correlation.

RISK OF TRANSACTIONS IN EXCHANGE TRADED OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading or volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Hedging and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represents odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open. This can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or Subadviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, German Mark and Eurodollar.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCIES


    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently, options are available with futures contracts on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, German Mark and Eurodollar.


    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

    The Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts.

    The Fund intends to engage in futures contracts and options on futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with futures purchases. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

POSITION LIMITS

    Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

REPURCHASE AGREEMENTS

    The Fund may, on occasion, enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the SEC.


DEFENSIVE STRATEGY

    When conditions dictate a defensive strategy, the Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. The Fund may also invest in short-term municipal obligations, such as tax, bond and revenue anticipation notes, construction loan and project financing notes and tax-exempt commercial paper. When cash may be available only for a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the Fund. See "Repurchase Agreements" above.

PORTFOLIO TURNOVER

    The Fund expects that its portfolio turnover rate may exceed 100%, although such rate is not expected to exceed 200%. The portfolio's turnover rate is computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


SEGREGATED ACCOUNTS



    The Fund will establish a segregated account with its Custodian, State Street Bank and Trust Company, in which it will maintain cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with SEC guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.


ILLIQUID SECURITIES


    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign previously government-owned utility company securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

     1. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer; the Fund will concentrate its investments in utility stocks as described under "Investment Objective and Policies."

     2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or maintenance margin in connection with options, futures contracts, options on futures contracts, forward foreign currency exchange contracts or options on currencies is not considered the purchase of a security on margin.

     3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

     4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies are not deemed to be the issuance of a senior security or the pledge of assets.

     5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

     7. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies and securities which are secured by real estate and securities of companies which invest or deal in real estate.

     8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     9. Make investments for the purpose of exercising control or management.

    10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    11. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

    12. Make loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) the lending of its portfolio securities, as described under "Investment Objective and Policies--Lending of Securities" and (iii) repurchase agreements. (The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

    The Fund's policy with respect to put and call options is not a fundamental policy and may be changed without shareholder approval. See "Investment Objective and Policies."


    The Office of Public Utility Regulation of the SEC has advised The Prudential Insurance Company of America and its subsidiaries (Prudential) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of "public utility companies" as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (i) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including the Fund, will be less than 10% of the outstanding voting securities of any public utility company and (ii) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation). Accordingly, it is a policy of the Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.


                             DIRECTORS AND OFFICERS


                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)                WITH THE FUND                                  DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (73)            Director                        President and Director of BMC Fund, Inc., a closed-end investment company; prior thereto, Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc.; Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; Director of The High
                                                                 Yield Income Fund, Inc.
Delayne Dedrick Gold (59)       Director                        Marketing and Management Consultant; Director of The High Yield
                                                                 Income Fund, Inc.
*Robert F. Gunia (51)           Vice President and Director     Vice President (since September 1997) of Prudential Investments;
                                                                 Executive Vice President and Treasurer (since December 1996),
                                                                 Prudential Investments Fund Management LLC (PIFM); Senior Vice
                                                                 President (since March 1987) of Prudential Securities
                                                                 Incorporated (Prudential Securities); formerly Chief
                                                                 Administrative Officer (July 1990-September 1996), Director
                                                                 (January 1989-September 1996), and Executive Vice President,
                                                                 Treasurer and Chief Financial Officer (June 1987-September 1996)
                                                                 of Prudential Mutual Fund Management, Inc.; Vice President and
                                                                 Director of The Asia Pacific Fund, Inc. (since May 1989);
                                                                 Director of The High Yield Income Fund, Inc.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)                WITH THE FUND                                  DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Douglas H. McCorkindale (58)    Director                        Vice Chairman (since March 1984) and President (since September
                                                                 1997), Gannett Co. Inc. (publishing and media); Director of
                                                                 Gannett Co. Inc., Frontier Corporation and Continental Airlines,
                                                                 Inc.
*Mendel A Melzer, CFA (37)      Director                        Chief Investment Officer (since October 1996) of Prudential
751 Broad Street                                                 Mutual Funds; formerly Chief Financial Officer (November
Newark, NJ 07102                                                 1995-September 1996) of Prudential Investments, Senior Vice
                                                                 President and Chief Financial Officer of Prudential Preferred
                                                                 Financial Services (April 1993-November 1995), Managing Director
                                                                 of Prudential Investment Advisors (April 1991-April 1993), and
                                                                 Senior Vice President of Prudential Capital Corporation (July
                                                                 1989-April 1991); Chairman and Director of Prudential Series
                                                                 Fund, Inc.; Director of The High Yield Income Fund, Inc.
Thomas T. Mooney (56)           Director                        President of the Greater Rochester Metro Chamber of Commerce;
                                                                 former Rochester City Manager; Trustee of Center for
                                                                 Governmental Research, Inc.; Director of Blue Cross of
                                                                 Rochester, The Business Council of New York State, Monroe County
                                                                 Water Authority, Rochester Jobs, Inc., Executive Service Corps
                                                                 of Rochester, Monroe County Industrial Development Corporation,
                                                                 Northeast Midwest Institute and The High Yield Income Fund,
                                                                 Inc.; President, Director and Treasurer of First Financial Fund,
                                                                 Inc. and The High Yield Plus Fund, Inc.
Stephen P. Munn (55)            Director                        Chairman (since January 1994), Director and President (since
                                                                 1988) and Chief Executive Officer (1988-December 1993) of
                                                                 Carlisle Companies Incorporated (manufacturer of industrial products).
*Richard A. Redeker (54)        President and Director          Employee of Prudential Investments; formerly President, Chief
751 Broad Street                                                 Executive Officer and Director (October 1993-September 1996),
Newark, NJ 07102                                                 Prudential Mutual Fund Management, Inc., Director and Member of
                                                                 Operating Committee (October 1993-September 1996), Prudential
                                                                 Securities, Director (October 1993-September 1996) of Prudential
                                                                 Securities Group, Inc., Executive Vice President, The Prudential
                                                                 Investment Corporation (January 1994-September 1996), Director
                                                                 (January 1994-September 1996), Prudential Mutual Fund
                                                                 Distributors, Inc. and Prudential Mutual Fund Services, Inc.,
                                                                 and Senior Executive Vice President and Director of Kemper
                                                                 Financial Services, Inc. (September 1978-September 1993);
                                                                 President and Director of The High Yield Income Fund, Inc.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE(1)                WITH THE FUND                                  DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Robin B. Smith (58)             Director                        Chairman and Chief Executive Officer (since August 1996) of
                                                                 Publishers Clearing House; formerly President and Chief
                                                                 Executive Officer (January 1989-August 1996) and President and
                                                                 Chief Operating Officer (September 1981-December 1988) of
                                                                 Publishers Clearing House; Director of BellSouth Corporation,
                                                                 Texaco Inc., Springs Industries Inc. and Kmart Corporation.
Louis A. Weil, III (56)         Director                        Publisher and Chief Executive Officer (since January 1996) and
                                                                 Director (since September 1991) of Central Newspapers, Inc.;
                                                                 Chairman of the Board (since January 1996), Publisher and Chief
                                                                 Executive Officer (August 1991-December 1995) of Phoenix
                                                                 Newspapers, Inc.; formerly Publisher of Time Magazine (May
                                                                 1989-March 1991), President, Publisher and Chief Executive
                                                                 Officer of The Detroit News (February 1986-August 1989) and
                                                                 member of the Advisory Board, Chase Manhattan Bank-Westchester;
                                                                 Director of The High Yield Income Fund, Inc.
Clay T. Whitehead (59)          Director                        President, National Exchange Inc. (new business development firm)
                                                                 (since May 1983).
S. Jane Rose (52)               Secretary                       Senior Vice President (since December 1996) of PIFM; Senior Vice
                                                                 President and Senior Counsel of Prudential Securities (since
                                                                 July 1992); formerly Senior Vice President (January
                                                                 1991-September 1996) and Senior Counsel (June 1987-September
                                                                 1996) of Prudential Mutual Fund Management, Inc.
Marguerite E.H. Morrison (41)   Assistant Secretary             Vice President (since December 1996) of PIFM; Vice President and
                                                                 Associate General Counsel of Prudential Securities; formerly
                                                                 Vice President and Associate General Counsel (June
                                                                 1991-September 1996) of Prudential Mutual Fund Management, Inc.
Grace C. Torres (38)            Treasurer and Principal         First Vice President (since December 1996) of PIFM; First Vice
                                 Financial and Accounting        President (since March 1994) of Prudential Securities; formerly
                                 Officer                         First Vice President (March 1994-September 1996) of Prudential
                                                                 Mutual Fund Management, Inc. and Vice President (July 1989-March
                                                                 1994) of Bankers Trust Corporation.
Stephen M. Ungerman (44)        Assistant Treasurer             Tax Director (since March 1996) of Prudential Investments and the
                                                                 Private Asset Group of The Prudential Insurance Company of
                                                                 America (Prudential); formerly First Vice President (February
                                                                 1993-September 1996) of Prudential Mutual Fund Management, Inc.
                                                                 and Senior Tax Manager (1981-January 1993) of Price Waterhouse
                                                                 LLP.


------------


(1) Unless otherwise stated, the address is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.


    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who are age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.



    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $5,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.



    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.



    The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1997 and the aggregate compensation paid to such Directors for service on the Fund's Board and the boards of any other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.


                               COMPENSATION TABLE


                                                                                                      TOTAL
                                                                                                   COMPENSATION
                                                                                                    FROM FUND
                                                                                     AGGREGATE       AND FUND
                                                                                    COMPENSATION   COMPLEX PAID
                                NAME AND POSITION                                    FROM FUND     TO DIRECTORS
----------------------------------------------------------------------------------  -----------  ----------------
Edward D. Beach -- Director.......................................................   $   5,000   $  135,000(38/63)*
Delayne Dedrick Gold -- Director..................................................   $   5,000   $  135,000(38/63)*
Robert F. Gunia(1) -- Director....................................................      --              --
Donald D. Lennox -- Retired Director..............................................   $   5,000   $   90,000(26/50)*
Douglas H. McCorkindale** -- Director.............................................   $   5,000   $   70,000(20/35)*
Mendel A. Melzer(1) -- Director...................................................      --              --
Thomas T. Mooney** -- Director....................................................   $   5,000   $  115,000(31/64)*
Stephen P. Munn -- Director.......................................................   $   5,000   $   45,000(15/21)*
Richard A. Redeker(1) -- Director.................................................      --              --
Robin B. Smith** -- Director......................................................   $   5,000   $   90,000(27/34)*
Louis A. Weil, III -- Director....................................................   $   5,000   $   90,000(26/50)*
Clay T. Whitehead -- Director.....................................................   $   5,000   $   45,000(15/21)*


------------


* Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.



** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest total, compensation amounted to $71,640, $143,909 and $139,097 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.



(1) Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.

    As of February 6, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.



    As of February 6, 1998, Prudential Securities was record holder of 61,518,457 Class A shares (or 29.5% of the outstanding Class A shares), 76,128,347 Class B shares (or 43.8% of the outstanding Class B shares), 967,007 Class C shares (or 77.9% of the outstanding Class C shares) and 166,642 Class Z shares (or 4.7% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.


                                    MANAGER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager) (formerly, Prudential Mutual Fund Management LLC), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed" in the Prospectus. As of January 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $63 billion. According to the Investment Company Institute, as of October 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.



    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the excess over $6 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.



    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:



    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;



    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.



    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 21, 1997 and by shareholders of the Fund on July 19, 1994.



    For the years ended December 31, 1997, 1996 and 1995, the Fund paid management fees to PIFM of $17,370,271, $16,378,451 and $15,997,525, respectively.



    PIFM has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.



    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997, and by shareholders of the Fund on April 29, 1988.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                  DISTRIBUTOR


    Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.



    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and

Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.



    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On February 8, 1989 and September 13, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On June 9, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On June 9, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. The Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares may be paid for providing personal service and/or maintaining shareholder accounts and (ii) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to the Class C shares. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 21, 1997. The Class A Plan, as amended, was approved by the Class A and Class B shareholders, and the Class B Plan, as amended, was approved by the Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.



    CLASS A PLAN. For the fiscal year ended December 31, 1997, the Distributor received payments of $5,503,617 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1997, the Distributor also received approximately $745,100 in initial sales charges.



    CLASS B PLAN. For the fiscal year ended December 31, 1997, the Distributor received $20,593,729 from the Fund under the Class B Plan and spent approximately $9,913,500 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 1.0% ($101,700) was spent on printing and mailing of prospectuses to other than current shareholders; 26.4% ($2,620,800) on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 72.6% ($7,191,000) on the aggregate of (i) commission credits to Prudential Securities branch offices for payments of commissions to financial advisers (36.5% or $3,613,900) and (ii) an allocation of overhead and other branch office distribution-related expenses (36.1% or $3,577,100). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Prusec's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received approximately $2,226,900 in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended December 31, 1997, the Distributor received $94,238 under the Class C Plan and spent approximately $115,100 in distributing Class C shares. It is estimated that of the latter amount, approximately 3.0% ($3,400) was spent on printing and mailing of prospectuses to other than current shareholders; 10.4% ($12,000) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 86.6% ($99,700) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (57.6% or $66,400) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (29.0% or $33,300). The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1997, the Distributor received approximately $2,800 in contingent deferred sales charges attributable to Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. A restated Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 21, 1997.


    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affilate acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers or dealers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker or dealer based on the quality and quantity of execution services provided by the broker or dealer in the light of generally prevailing rates. The Manager's policy is to pay higher commission rates to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining the best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers or dealers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and dealers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of

1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended December 31, 1997.



                                                YEAR ENDED DECEMBER 31,
                                              1997        1996        1995
                                            --------    --------    --------
Total brokerage commissions paid by the
 Fund...................................    $3,375,707  $3,574,816  $2,591,519
Total brokerage commissions paid to
 Prudential Securities..................    $ 78,360    $221,877    $ 88,323
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................       2.32%       6.21%       3.41%



    The Fund effected approximately 2.32% of the total dollar amount of its transactions involving the payment of commissions through Prudential Securities during the year ended December 31, 1997. Of the total brokerage commissions paid during that period, $2,498,256 (74.81%) were paid to firms which provide research, statistical or other services to PI. PIFM has not separately identified the portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.


                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors at NAV. See "Shareholder Guide-- How to Buy Shares of the Fund" in the Prospectus.



    Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."



ISSUANCE OF FUND SHARES FOR SECURITIES



    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 1997, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share..............  $   12.33
Maximum sales charge (5% of offering price).........................        .65
                                                                      ---------
Maximum offering price to public....................................  $   12.98
                                                                      ---------
                                                                      ---------
CLASS B
Net asset value, offering price and redemption price per Class B
 share*.............................................................  $   12.32
                                                                      ---------
                                                                      ---------
CLASS C
Net asset value, offering price and redemption price per Class C
 share*.............................................................  $   12.32
                                                                      ---------
                                                                      ---------
CLASS Z
Net asset value, redemption price and offering price per Class Z
 share..............................................................  $   12.34
                                                                      ---------
                                                                      ---------

        --------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative

Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).


    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.


    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.



    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES


    The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                    REQUIRED DOCUMENTATION

Death                                 A copy of the shareholder's death certificate
                                      or, in the case of a trust, a copy of the
                                      grantor's death certificate, plus a copy of the
                                      trust agreement identifying the grantor.

Disability--An individual will be     A copy of the Social Security Administration
considered disabled if he or she is   award letter or a letter from a physician on the
unable to engage in any substantial   physician's letterhead stating that the
gainful activity by reason of any     shareholder (or, in the case of a trust, the
medically determinable physical or    grantor) is permanently disabled. The letter
mental impairment which can be        must also indicate the date of disability.
expected to result in death or to be
of long-continued and indefinite
duration.

Distribution from an IRA or 403(b)    A copy of the distribution form from the
Custodial Account                     custodial firm indicating (i) the date of birth
                                      of the shareholder and (ii) that the shareholder
                                      is over age 59 1/2 and is taking a normal
                                      distribution--signed by the shareholder.

Distribution from Retirement Plan     A letter signed by the plan
                                      administrator/trustee indicating the reason for
                                      the distribution.

Excess Contributions                  A letter from the shareholder (for an IRA) or
                                      the plan administrator/trustee on company
                                      letterhead indicating the amount of the excess
                                      and whether or not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchase $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                CONTINGENT DEFERRED SALES CHARGE
                              AS A PERCENTAGE OF DOLLARS INVESTED
                                     OR REDEMPTION PROCEEDS
   YEAR SINCE PURCHASE     ------------------------------------------
      PAYMENT MADE         $500,001 TO $1 MILLION    OVER $1 MILLION
-------------------------  -----------------------   ----------------
First....................                       3.0%               2.0%
Second...................                       2.0%               1.0%
Third....................                       1.0%               0%
Fourth and thereafter....                       0%                 0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholder the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE


    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.



    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.



    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.



    The following money market funds participate in the Class A exchange privilege:



       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

------------

    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF MONTHLY INVESTMENTS:                                 $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years....................................................   $     110    $     165    $     220    $     275
20 years....................................................         176          264          352          440
15 years....................................................         296          444          592          740
10 years....................................................         555          833        1,110        1,388
 5 years....................................................       1,371        2,057        2,742        3,428
See "Automatic Savings Accumulation Plan."

------------

    (2)The chart assumes an average rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."


    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with the purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

          TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS              PERSONAL
MADE OVER:                 SAVINGS       IRA
------------------------  ----------  ----------
10 years................  $   26,165  $   31,291
15 years................      44,675      58,649
20 years................      68,109      98,846
25 years................      97,780     157,909
30 years................     135,346     244,692

------------


  (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.



    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



    NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.



                       TAXES, DIVIDENDS AND DISTRIBUTIONS



    The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to qualify as a regulated investment company, the Fund must, among other things,
(a) derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.

    As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders. The Fund intends to distribute to its shareholders all such income and any gains. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains.

    In addition to the foregoing, a 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by the Fund which is subject to income tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by each shareholder on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on stock will generally be treated as gains and losses from the sale of stock. For federal income tax purposes, when call options which the Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by the Fund is exercised, the selling price of the stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the stock's holding period. Certain futures contracts and options held by the Fund will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at fair market value on the last day of the Fund's fiscal year. Any gain or loss recognized on these deemed sales of these futures contracts and options will be treated 60% as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code that may, among other things, require the Fund to defer recognition of losses.



    The "straddle" provisions of the Internal Revenue Code may affect the taxation of the Fund's transactions (including transactions in options on securities, stock index futures and options on futures) and limit the deductibility of any loss from the disposition of a position to the amount of the unrealized gain on any offsetting position.



    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    If a shareholder acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Dividends and distributions may also be subject to state and local taxes.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T) to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.

       T = average annual total return.

       n = number of years.

       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total returns for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 were 21.38%, 14.82% and 12.94%, respectively. The average annual total returns for Class B shares for the one, five and ten year and since inception (August 10, 1981) periods ended December 31, 1997 were 21.80%, 15.02%, 15.25% and 17.04%, respectively. The average annual total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 were 25.80% and 18.72%, respectively. The average annual total returns for the Class Z shares for the one year and since inception (March 1, 1996) periods ended December 31, 1997 were 28.15% and 26.50%, respectively. See "How the Fund Calculates Performance" in the Prospectus.


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total returns for Class A shares for the one year, five year and since inception periods ended December 31, 1997 were 27.77%, 110.09% and 176.59%, respectively. The aggregate total returns for Class B shares for the one, five and ten year and since inception periods ended December 31, 1997 were 26.80%, 102.31%, 313.36% and 1218.51%, respectively. The aggregate total returns for Class C shares for the one year and since inception periods ended December 31, 1997 were 26.80% and 79.71%, respectively. The aggregate total returns for Class Z shares for the one year and since inception periods ended December 31, 1997 were 28.15% and 53.92%, respectively.


    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where: a=dividends and interest earned during the period.
     b=expenses accrued for the period (net of reimbursements).
     c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d=the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The Fund's 30-day yields for the period ended December 31, 1997 were 2.49%, 1.91%, 1.91% and 2.86% for Class A, Class B, Class C and Class Z shares, respectively.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PERFORMANCE
    COMPARISON OF
      DIFFERENT
 TYPES OF INVESTMENTS
  OVER THE LONG TERM
   (1/1926-09/1997)
                             Long-Term Govt.
Common Stocks                          Bonds  Inflation
11.0%                                   5.1%       3.1%

------------

(1)Source: Ibbotson Associates, "STOCKS, BONDS, BILLS AND INFLATION--1997 YEARBOOK" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield.) Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, in addition to a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the year ended December 31, 1997, the Fund incurred fees of approximately $4,378,000 for the services of PMFS.


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 1997   PRUDENTIAL UTILITY FUND, INC.
----------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--95.1%
COMMON STOCKS--92.1%
----------------------------------------------------------------
ELECTRICAL POWER--40.3%
  546,000   AES Corp. (a)                        $    25,457,250
1,045,400   Boston Edison Co.                         39,594,525
  981,300   Central Louisiana Electric
               Company, Inc.                          31,769,588
1,179,500   Central Maine Power Co.                   17,987,375
2,432,685   CINergy Corporation                       93,202,244
2,300,000   CMS Energy Corporation                   101,343,750
  948,202   Companhia Energetica de Minas
               Gerais-Cemig (ADR) (Brazil)            41,131,106
1,000,000   DPL, Inc.                                 28,750,000
3,185,111   Duke Energy Co.                          176,375,522
  803,100   Eastern Utilities Associates              21,081,375
4,015,000   Edison International                     109,157,812
   83,540   El Paso Electric Co. (a)                     610,886
1,282,900   Entergy Corp.                             38,406,819
   20,000   Evn Energie - Versorgung
               Niederoesterreich AG (Austria)          2,642,219
3,050,000   FirstEnergy Corp.                         88,450,000
6,000,000   Iberdrola (Spain)                         78,960,317
2,798,500   Illinova Corp.                            75,384,594
2,175,300   Long Island Lighting Co.                  65,530,912
7,250,000   National Power PLC (United
               Kingdom)                               71,729,181
  906,800   New Century Energies, Inc.                43,469,725
3,107,700   New York State Electric & Gas
               Corp.                                 110,323,350
6,475,600   Niagara Mohawk Power Corp. (a)            67,993,800
  967,000   NIPSCO Industries, Inc.                   47,806,063
9,061,400   Northeast Utilities Co.                  107,037,787
1,978,600   PECO Energy Co.                           47,981,050
2,003,400   Pinnacle West Capital Corp.               84,894,075
2,557,000   Public Service Company of New
               Mexico                                 60,568,938
1,670,800   Rochester Gas & Electric Corp.            56,807,200
1,928,367   Texas Utilities Co.                       80,147,753
1,720,740   Tuscon Electric Power Co. (a)             31,188,413
2,511,800   Unicom Corp.                              77,237,850
                                                 ---------------
                                                   1,923,021,479
----------------------------------------------------------------
GAS DISTRIBUTION--8.4%
  283,650   Bay State Gas Co.                    $    10,530,506
3,938,104   British Gas PLC (ADR) (United
               Kingdom)                               89,345,734
  500,000   Energen Corp.                             19,875,000
  783,600   MCN Corporation                           31,637,850
  810,600   NICOR Inc.                                34,197,188
3,144,300   Pacific Enterprises                      118,304,287
  117,600   Providence Energy Corp.                    2,565,150
1,880,400   Questar Corp.                             83,912,850
  205,400   Southwest Gas Corporation                  3,838,413
  161,150   Yankee Energy System, Inc.                 4,300,691
                                                 ---------------
                                                     398,507,669
----------------------------------------------------------------
GAS PIPELINES--19.3%
2,709,275   Coastal Corp.                            167,805,720
2,150,000   Columbia Gas System, Inc.                168,909,375
  407,200   Consolidated Natural Gas Co.              24,635,600
  237,700   Eastern Enterprises, Inc.                 10,696,500
1,299,100   El Paso Natural Gas Co.                   86,390,150
  909,900   Enron Corp.                               37,817,719
1,500,000   Equitable Resources, Inc.                 53,062,500
  690,300   KN Energy, Inc.                           37,276,200
4,500,000   TransCanada Pipelines, Ltd.
               (Canada)                              100,451,349
2,200,000   Westcoast Energy, Inc. (Canada)           50,600,000
1,056,200   Western Gas Resources, Inc.               23,368,425
5,647,022   Williams Cos., Inc.                      160,234,249
                                                 ---------------
                                                     921,247,787
----------------------------------------------------------------
MANUFACTURING--1.5%
  955,400   RWE AG (Germany)                          51,264,200
   36,350   Viag AG (Germany)                         19,585,282
                                                 ---------------
                                                      70,849,482
----------------------------------------------------------------
MEDIA--0.2%
1,135,971   Ascent Entertainment Group, Inc.
               (a)                                    11,785,699

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-36

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 1997   PRUDENTIAL UTILITY FUND, INC.
----------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
----------------------------------------------------------------
OIL & GAS--3.7%
1,000,000   Alberta Energy Co., Ltd. (Canada)    $    19,375,000
  375,000   RAO Gazprom (ADR) (Russia)                 9,046,875
3,248,800   Sonat, Inc.                              148,632,600
                                                 ---------------
                                                     177,054,475
----------------------------------------------------------------
OIL & GAS EXPLORATION/PRODUCTION--1.8%
4,906,830   EEX Corporation                           44,468,147
  700,000   Oryx Energy Co.(a)                        17,850,000
  814,800   Pioneer Natural Resources Co.             23,578,275
                                                 ---------------
                                                      85,896,422
----------------------------------------------------------------
REALTY INVESTMENT TRUST--1.8%
   89,580   Crescent Operating, Inc. (a)               2,194,710
  895,800   Crescent Real Estate Equities,
               Inc.                                   35,272,125
  969,900   Equity Residential Property Trust         49,040,569
                                                 ---------------
                                                      86,507,404
----------------------------------------------------------------
TELECOMMUNICATIONS--15.1%
1,052,200   AT&T Corp.                                64,447,250
1,939,600   BCE, Inc. (Canada)                        64,612,925
2,414,000   Comsat Corp.                              58,539,500
2,707,600   Frontier Corporation                      65,151,625
3,200,000   Hellenic Telecommunication
               Organization S.A. (GDR)
               (Greece)                               33,600,000
1,005,000   Millicom International Cellular S.
               A. (Luxembourg) (a)                    37,813,125
1,169,200   Southern New England
               Telecommunications Corp.               58,825,375
1,000,000   Sprint Corp.                              58,625,000
1,991,700   Tele Danmark (ADR) (Denmark)              61,369,256
  371,400   Telebras (ADR) (Brazil)                   43,244,887
  800,000   Telefonica de Espana, S.A. (ADR)
               (Spain)                                72,850,000
1,441,500   Telefonica del Peru, S.A. (ADR)
               (Peru)                                 33,604,969
1,211,500   Telefonos de Mexico, S.A. (ADR)
               (Mexico)                               67,919,719
   11,000   U.S. West, Inc. (a)                          496,375
                                                 ---------------
                                                     721,100,006
                                                 ---------------
            Total common stocks
               (cost $2,706,264,793)               4,395,970,423
                                                 ---------------
----------------------------------------------------------------
PREFERRED STOCKS--1.6%
----------------------------------------------------------------
NATURAL GAS--0.2%
  359,100   Enron Corp., 6.25%                   $     7,406,438
----------------------------------------------------------------
TELECOMMUNICATIONS--1.4%
  300,000   Compania de Inversiones,
               Convertible, 7.00% (Argentina)         21,000,000
  475,000   Nortel Inversora S. A.,
               Convertible, 10.00% (Argentina)        30,132,812
  398,000   Philippine Long Distance Telephone
               Co. Convertible (GDR)
               (The Philippines)                      18,258,250
                                                 ---------------
                                                      69,391,062
                                                 ---------------
            Total preferred stocks
               (cost $64,270,654)                     76,797,500
                                                 ---------------
PRINCIPAL
AMOUNT
(000)
BONDS--1.4%
----------------------------------------------------------------
ELECTRICAL POWER--0.3%
$  10,000   Niagara Mohawk Power Corp.,
               9.50%, 3/1/21                          10,664,800
    5,000   Texas Utilities Co.,
               9.75%, 5/1/21                           5,616,100
                                                 ---------------
                                                      16,280,900
----------------------------------------------------------------
NATURAL GAS--0.1%
            Oryx Energy Co.,
    2,000   9.50%, 11/1/99                             2,096,540
    1,000   7.50%, 5/15/14                             1,007,500
                                                 ---------------
                                                       3,104,040

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-37

PRUDENTIAL UTILITY FUND, INC.
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1997
----------------------------------------------------------------

PRINCIPAL
AMOUNT
(000)        DESCRIPTION                     VALUE (NOTE 1)
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--1.0%
            United States Treasury Bond,
$  43,000   6.375%, 8/15/27
               (cost $42,631,422)                $    45,351,670
                                                 ---------------
            Total bonds
               (cost $60,840,441)                     64,736,610
                                                 ---------------
            Total long-term investments
               (cost $2,831,375,888)               4,537,504,533
                                                 ---------------
SHORT-TERM INVESTMENT--4.3%
----------------------------------------------------------------
REPURCHASE AGREEMENT
  202,675   Joint Repurchase Agreement
               Account,
               6.63%, 1/2/98
               (cost $202,675,000; Note 5)           202,675,000
                                                 ---------------
----------------------------------------------------------------
TOTAL INVESTMENTS--99.4%
            (cost $3,034,050,888; Note 4)          4,740,179,533
            Other assets in excess of
               liabilities--0.6%                      30,687,261
                                                 ---------------
            Net Assets--100%                     $ 4,770,866,794
                                                 ---------------
                                                 ---------------

---------------
(a) Non-income producing securities.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-38

Statement of Assets and Liabilities                PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

ASSETS                                                                                                      DECEMBER 31, 1997
Investments, at value (cost $3,034,050,888).............................................................       $ 4,740,179,533
Foreign currency, at value (cost $7,004,269)............................................................             6,944,978
Cash....................................................................................................               776,902
Receivable for investments sold.........................................................................            14,718,524
Dividends and interest receivable.......................................................................            12,736,511
Receivable for Fund shares sold.........................................................................             4,437,485
Prepaid expenses........................................................................................                98,423
                                                                                                              -----------------
   Total assets.........................................................................................         4,779,892,356
                                                                                                              -----------------
LIABILITIES
Payable for Fund shares reacquired......................................................................             3,739,079
Distribution fee payable................................................................................             2,292,111
Management fee payable..................................................................................             1,554,461
Accrued expenses........................................................................................               955,213
Foreign withholding taxes payable.......................................................................               484,698
                                                                                                              -----------------
   Total liabilities....................................................................................             9,025,562
                                                                                                              -----------------
NET ASSETS..............................................................................................       $ 4,770,866,794
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................       $     3,869,715
   Paid-in capital in excess of par.....................................................................         2,991,500,986
                                                                                                              -----------------
                                                                                                                 2,995,370,701
   Undistributed net investment income..................................................................             9,335,543
   Accumulated net realized gain on investments.........................................................            60,175,598
   Net unrealized appreciation on investments and foreign currencies....................................         1,705,984,952
                                                                                                              -----------------
Net assets, December 31, 1997...........................................................................       $ 4,770,866,794
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($2,583,300,630 / 209,469,446 shares of common stock issued and outstanding)......................               $12.33
   Maximum sales charge (5% of offering price)..........................................................                  .65
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $12.98
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,132,172,708 / 173,010,831 shares of common stock issued and outstanding)......................               $12.32
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($13,489,733 / 1,094,600 shares of common stock issued and outstanding)...........................               $12.32
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($41,903,723 / 3,396,606 shares of common stock issued and outstanding)...........................               $12.34
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-39

PRUDENTIAL UTILITY FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                               YEAR ENDED
NET INVESTMENT INCOME                       DECEMBER 31, 1997
Income
   Dividends (net of foreign withholding
      taxes of $4,598,306)...............    $   147,106,502
   Interest..............................         15,238,562
                                            -----------------
      Total income.......................        162,345,064
                                            -----------------
Expenses
   Distribution fee--Class A.............          5,503,617
   Distribution fee--Class B.............         20,593,729
   Distribution fee--Class C.............             94,238
   Management fee........................         17,370,271
   Transfer agent's fees and expenses....          5,600,000
   Custodian's fees and expenses.........            579,000
   Reports to shareholders...............            490,000
   Registration fees.....................            110,000
   Insurance.............................             99,000
   Legal fees and expenses...............             45,000
   Directors' fees and expenses..........             45,000
   Audit fee.............................             32,000
   Miscellaneous.........................             28,338
                                            -----------------
      Total expenses.....................         50,590,193
                                            -----------------
Net investment income....................        111,754,871
                                            -----------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions...............        413,513,785
   Foreign currency transactions.........           (764,114)
                                            -----------------
                                                 412,749,671
                                            -----------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments...........................        540,067,336
   Foreign currencies....................           (224,426)
                                            -----------------
                                                 539,842,910
                                            -----------------
Net gain on investments and foreign
   currencies............................        952,592,581
                                            -----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS................    $ 1,064,347,452
                                            -----------------
                                            -----------------

PRUDENTIAL UTILITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

INCREASE (DECREASE)                   YEAR ENDED DECEMBER 31,
IN NET ASSETS                        1997               1996
Operations
   Net investment income......  $  111,754,871     $   107,830,613
   Net realized gain on
      investments and foreign
      currencies..............     412,749,671         320,235,886
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies..............     539,842,910         357,572,748
                                --------------    -----------------
   Net increase in net assets
      resulting from
      operations..............   1,064,347,452         785,639,247
                                --------------    -----------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A.................     (60,645,408)        (56,517,524)
      Class B.................     (40,354,565)        (49,728,071)
      Class C.................        (200,787)           (110,317)
      Class Z.................      (1,038,271)         (1,061,722)
                                --------------    -----------------
                                  (102,239,031)       (107,417,634)
                                --------------    -----------------
   Distributions from net
      realized capital gains
      Class A.................    (211,158,424)       (136,028,661)
      Class B.................    (182,907,714)       (151,218,004)
      Class C.................        (998,463)           (377,943)
      Class Z.................      (3,229,427)         (2,368,426)
                                --------------    -----------------
                                  (398,294,028)       (289,993,034)
                                --------------    -----------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares
      sold....................     413,071,389         334,072,755
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions...........     459,144,179         363,055,255
   Cost of shares
      reacquired..............    (865,755,515)       (952,090,398)
                                --------------    -----------------
   Net increase (decrease) in
      net assets from Fund
      share transactions......       6,460,053        (254,962,388)
                                --------------    -----------------
Total increase................     570,274,446         133,266,191

NET ASSETS
Beginning of year.............   4,200,592,348       4,067,326,157
                                --------------    -----------------
End of year...................  $4,770,866,794     $ 4,200,592,348
                                --------------    -----------------
                                --------------    -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-40

NOTES TO FINANCIAL STATEMENTS                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Prudential Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek total return, through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities (other than investments) at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
                                     B-41

NOTES TO FINANCIAL STATEMENTS                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $738,273 and increase accumulated net realized gain on investments by $738,273 for realized foreign currency losses during the year ended December 31, 1997. Net investment income, net realized gains and net assets were not affected by this change.
--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ("PIC"), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by PSI. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. PSI also incurs the expenses of distributing the Fund's Class Z shares under the distribution agreement, none of which is reimbursed or paid by the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1997.

PSI has advised the Fund that it has received approximately $745,100 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1997. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Fund that for the year ended December 31, 1997, it received approximately $2,226,900 and $2,800 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
--------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1997, the Fund incurred fees of approximately $4,378,000
--------------------------------------------------------------------------------
                                     B-42

NOTES TO FINANCIAL STATEMENTS                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
for the services of PMFS. As of December 31, 1997, approximately $357,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended December 31, 1997, PSI earned approximately $78,400 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997, were $638,350,290 and $1,119,864,954, respectively.

The federal income tax basis of the Fund's investments at December 31, 1997 was $3,039,463,185 and, accordingly, net unrealized appreciation for federal income tax purposes was $1,700,716,348 (gross unrealized appreciation--$1,726,387,997; gross unrealized depreciation--$25,671,649).

The Fund elected to treat approximately $302,200 of net currency losses incurred during the two month period ended December 31, 1997 as having incurred in the following fiscal year.
--------------------------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1997, the Fund had a 17.21% undivided interest in the joint account. The undivided interest for the Fund represents $202,675,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Credit Suisse First Boston Corp., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest was $353,486,750.

Deutsche Morgan Grenfell, 6.80%, in the principal amount of $200,000,000, repurchase price $200,075,555, due 1/2/98. The value of the collateral including accrued interest was $204,000,314.

SBC Warburg Dillon Read, Inc., 6.55%, in the principal amount of $142,000,000, repurchase price $142,051,672, due 1/2/98. The value of the collateral including accrued interest was $144,862,841.

Morgan Stanley, Dean Witter, Discover & Co., 5.95%, in the principal amount of $151,553,000, repurchase price $151,603,097, due 1/2/98. The value of the collateral including accrued interest was $154,584,932.

Salomon Smith Barney Inc., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest was $350,295,372.
--------------------------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.01 par value per share common stock authorized which consists of 500 million shares of Class A common stock, 700 million shares of Class B common stock, 400 million shares of Class C common stock and 400 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              SHARES           AMOUNT
--------------------------------  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................    18,710,671    $   214,780,201
Shares issued in reinvestment of
  dividends and distributions...    21,742,349        248,368,140
Shares reacquired...............   (41,618,692)      (478,448,444)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................    (1,165,672)       (15,300,103)
Shares issued upon conversion
  from Class B..................    24,639,335        284,415,438
                                  ------------    ---------------
Net increase in shares
  outstanding...................    23,473,663    $   269,115,335
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1996:
Shares sold.....................    15,308,482    $   159,264,202
Shares issued in reinvestment of
  dividends and distributions...    16,527,013        175,127,592
Shares reacquired...............   (41,901,121)      (433,594,928)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (10,065,626)       (99,203,134)
Shares issued upon conversion
  from Class B..................    26,433,307        269,740,107
Shares reacquired upon
  conversion into Class Z.......    (3,501,686)       (35,052,440)
                                  ------------    ---------------
Net increase in shares
  outstanding...................    12,865,995    $   135,484,533
                                  ------------    ---------------
                                  ------------    ---------------

--------------------------------------------------------------------------------
                                     B-43

NOTES TO FINANCIAL STATEMENTS                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class B                              SHARES           AMOUNT
--------------------------------  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................    14,991,815    $   170,422,061
Shares issued in reinvestment of
  dividends and distributions...    18,013,110        205,416,554
Shares reacquired...............   (31,804,005)      (362,886,857)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     1,200,920         12,951,758
Shares reacquired upon
  conversion into Class A.......   (24,674,366)      (284,415,438)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (23,473,446)   $  (271,463,680)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1996:
Shares sold.....................    15,690,293    $   161,351,912
Shares issued in reinvestment of
  dividends and distributions...    17,344,216        184,033,919
Shares reacquired...............   (48,711,671)      (500,182,084)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (15,677,162)      (154,796,253)
Shares reacquired upon
  conversion into Class A.......   (26,471,144)      (269,740,107)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (42,148,306)   $  (424,536,360)
                                  ------------    ---------------
                                  ------------    ---------------
Class C
--------------------------------
Year ended December 31, 1997:
Shares sold.....................     1,039,426    $    12,054,619
Shares issued in reinvestment of
  dividends and distributions...        95,416          1,091,801
Shares reacquired...............      (591,977)        (6,968,862)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       542,865    $     6,177,558
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1996:
Shares sold.....................       282,613    $     2,928,285
Shares issued in reinvestment of
  dividends and distributions...        43,560            463,633
Shares reacquired...............      (124,537)        (1,271,152)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       201,636    $     2,120,766
                                  ------------    ---------------
                                  ------------    ---------------
Class Z                              SHARES           AMOUNT
--------------------------------  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................     1,379,164    $    15,814,508
Shares issued in reinvestment of
  dividends and distributions...       374,266          4,267,684
Shares reacquired...............    (1,523,099)       (17,451,352)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       230,331    $     2,630,840
                                  ------------    ---------------
                                  ------------    ---------------
March 1, 1996(a) through
  December 31, 1996:
Shares sold.....................     1,002,069    $    10,528,356
Shares issued in reinvestment of
  dividends and distributions...       324,254          3,430,111
Shares reacquired...............    (1,661,734)       (17,042,234)
                                  ------------    ---------------
Net decrease in shares
  outstanding
  before conversion.............      (335,411)        (3,083,767)
Shares issued upon conversion
  from Class A..................     3,501,686         35,052,440
                                  ------------    ---------------
Net increase in shares
  outstanding...................     3,166,275    $    31,968,673
                                  ------------    ---------------
                                  ------------    ---------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                     B-44

FINANCIAL HIGHLIGHTS                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                                 CLASS A
                                                                          ------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------------------------
                                                                          1997(b)      1996(b)       1995       1994       1993
                                                                          --------     --------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................     $10.88       $ 9.87      $ 8.27     $ 9.72     $ 8.97
                                                                          --------     --------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................        .34          .32         .30        .31        .33
Net realized and unrealized gains (losses) on investment and foreign
   currency transactions..............................................       2.53         1.80        1.79      (1.06)      1.12
                                                                          --------     --------     ------     ------     ------
   Total from investment operations...................................       2.87         2.12        2.09       (.75)      1.45
                                                                          --------     --------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from net investment income..................................      (.32)         (.32)       (.30)      (.32)      (.29)
Distributions from net realized gains.................................     (1.10)         (.79)       (.19)      (.36)      (.41)
Distributions in excess of net realized gains.........................         --           --          --       (.02)        --
                                                                          --------     --------     ------     ------     ------
   Total distributions................................................     (1.42)        (1.11)       (.49)      (.70)      (.70)
                                                                          --------     --------     ------     ------     ------
Net asset value, end of year..........................................     $12.33       $10.88      $ 9.87     $ 8.27     $ 9.72
                                                                          --------     --------     ------     ------     ------
                                                                          --------     --------     ------     ------     ------
TOTAL RETURN(a).......................................................      27.77%       22.09%      25.74%     (7.89)%    16.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000).....................................     $2,583       $2,023      $1,709       $254       $337
Average net assets (000,000)..........................................     $2,201       $1,786      $1,440       $294       $287
Ratios to average net assets:
   Expenses, including distribution fees..............................        .82%         .86%        .88%      .88%        .80%
   Expenses, excluding distribution fees..............................        .57%         .61%        .63%      .63%        .60%
   Net investment income..............................................       2.95%        3.10%       3.12%     3.37%       3.16%
For Class A, B, C and Z shares:
   Portfolio turnover rate............................................         15%          17%         14%       15%         24%
   Average commission rate paid per share.............................     $.0301       $.0332      $.0302        N/A        N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-45

FINANCIAL HIGHLIGHTS                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                                 CLASS B
                                                                          ------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------------------------
                                                                          1997(b)      1996(b)       1995       1994       1993
                                                                          --------     --------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................     $10.88       $ 9.87      $ 8.26     $ 9.69     $ 8.96
                                                                          --------     --------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................        .25          .24         .22        .24        .24
Net realized and unrealized gains (losses) on investment and foreign
   currency transactions..............................................       2.53         1.80        1.80      (1.05)      1.12
                                                                          --------     --------     ------     ------     ------
   Total from investment operations...................................       2.78         2.04        2.02       (.81)      1.36
                                                                          --------     --------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from net investment income..................................      (.24)         (.24)       (.22)      (.24)      (.22)
Distributions from net realized gains.................................     (1.10)         (.79)       (.19)      (.36)      (.41)
Distributions in excess of net realized gains.........................         --           --          --       (.02)        --
                                                                          --------     --------     ------     ------     ------
   Total distributions................................................     (1.34)        (1.03)       (.41)      (.62)      (.63)
                                                                          --------     --------     ------     ------     ------
Net asset value, end of year..........................................     $12.32       $10.88      $ 9.87     $ 8.26     $ 9.69
                                                                          --------     --------     ------     ------     ------
                                                                          --------     --------     ------     ------     ------
TOTAL RETURN(a).......................................................      26.80%       21.16%      24.80%     (8.51)%    15.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000).....................................     $2,132       $2,137      $2,355     $3,526     $4,756
Average net assets (000,000)..........................................     $2,059       $2,184      $2,450     $4,152     $4,308
Ratios to average net assets:
   Expenses, including distribution fees..............................       1.57%        1.61%       1.63%      1.63%      1.60%
   Expenses, excluding distribution fees..............................        .57%         .61%        .63%       .63%       .60%
   Net investment income..............................................       2.20%        2.35%       2.37%      2.62%      2.36%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

FINANCIAL HIGHLIGHTS                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                               CLASS C
                                                                          -------------------------------------------------
                                                                                                                AUGUST 1,
                                                                                                                 1994(d)
                                                                              YEAR ENDED DECEMBER 31,            THROUGH
                                                                          --------------------------------     DECEMBER 31,
                                                                          1997(b)      1996(b)       1995          1994
                                                                          --------     --------     ------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................    $ 10.88       $ 9.87      $ 8.26      $     9.30
                                                                          --------     --------     ------     ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................        .25          .24         .22             .11
Net realized and unrealized gains (losses) on investment and foreign
   currency transactions..............................................       2.53         1.80        1.80            (.69)
                                                                          --------     --------     ------     ------------
   Total from investment operations...................................       2.78         2.04        2.02            (.58)
                                                                          --------     --------     ------     ------------
LESS DISTRIBUTIONS
Dividends from net investment income..................................      (.24)         (.24)       (.22)           (.13)
Distributions from net realized gains.................................     (1.10)         (.79)       (.19)           (.31)
Distributions in excess of net realized gains.........................         --           --          --            (.02)
                                                                          --------     --------     ------     ------------
   Total distributions................................................     (1.34)        (1.03)       (.41)           (.46)
                                                                          --------     --------     ------     ------------
Net asset value, end of period........................................    $ 12.32       $10.88      $ 9.87      $     8.26
                                                                          --------     --------     ------     ------------
                                                                          --------     --------     ------     ------------
TOTAL RETURN(a).......................................................      26.80 %      21.16%      24.80%          (6.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................................    $13,490       $6,001      $3,455            $787
Average net assets (000)..............................................     $9,424       $4,517      $2,181            $433
Ratios to average net assets:
   Expenses, including distribution fees..............................       1.57 %      1.61%       1.63%            1.70%(c)
   Expenses, excluding distribution fees..............................        .57 %       .61%        .63%             .70%(c)
   Net investment income..............................................       2.20 %      2.35%       2.37%            2.65%(c)

                                                                                   CLASS Z
                                                                        -----------------------------
                                                                                           MARCH 1,
                                                                                           1996(e)
                                                                         YEAR ENDED        THROUGH
                                                                        DECEMBER 31,     DECEMBER 31,
                                                                          1997(b)          1996(b)
                                                                        ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................     $10.88         $    10.05
                                                                            -----        ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................................        .36                .29
Net realized and unrealized gains (losses) on investment and foreign
   currency transactions..............................................       2.54               1.67
                                                                            -----        ------------
   Total from investment operations...................................       2.90               1.96
                                                                            -----        ------------
LESS DISTRIBUTIONS
Dividends from net investment income..................................      (.34)               (.34)
Distributions from net realized gains.................................     (1.10)               (.79)
Distributions in excess of net realized gains.........................         --                 --
                                                                            -----        ------------
   Total distributions................................................     (1.44)              (1.13)
                                                                            -----        ------------
Net asset value, end of period........................................     $12.34         $    10.88
                                                                            -----        ------------
                                                                            -----        ------------
TOTAL RETURN(a).......................................................      28.15%             20.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................................    $41,904            $34,446
Average net assets (000)..............................................    $35,994            $34,291
Ratios to average net assets:
   Expenses, including distribution fees..............................        .57%               .61%(c)
   Expenses, excluding distribution fees..............................        .57%               .61%(c)
   Net investment income..............................................       3.20%              3.35%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

REPORT OF INDEPENDENT ACCOUNTANTS             PRUDENTIAL UTILITY FUND FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Utility Fund, Inc. (the 'Fund') at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998


--------------------------------------------------------------------------------
                                       B-48

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION



    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE OF $1.00 INVESTED
          ON
    1/1/26 THROUGH
       12/31/97.
Small Stocks             $5,519.97
Common Stocks            $1,828.33
Long-Term Bonds             $39.07
Treasury Bills              $14.25
Inflation                    $9.02


Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.



Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS



                    '87     '88     '89     '90     '91     '92     '93     '94     '95     '96     '97
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)             2.0%    7.0%   14.4%    8.5%   15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%
-------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)        4.3%    8.7%   15.4%   10.7%   15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%
-------------------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE
CORPORATE
BONDS(3)             2.6%    9.2%   14.1%    7.1%   18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%
-------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)             5.0%   12.5%    0.8%   (9.6)%  46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%
-------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)            35.2%    2.3%   (3.4)%  15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3%)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST
AND LOWEST RETURN
PERCENT             33.2    10.2    18.8    24.9    30.9    11.0    10.3     9.9     5.5     8.7    17.1


1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through December 1997. It does not represent the performance of any Prudential Mutual Fund.



 AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/86 - 12/31/97
                               (IN U.S. DOLLARS)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

The Netherlands      20.5%
Sweden               20.4%
Spain                20.4%
Hong Kong            19.7%
Belgium              19.5%
Switzerland          17.9%
USA                  17.1%
UK                   16.6%
France               15.6%
Germany              12.1%
Austria               9.6%
Japan                 6.6%


Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical Services, Inc. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.


                            CAPITAL APPRECIATION AND
                        REINVESTING DIVIDENDS - $304,596
                      CAPITAL APPRECIATION ONLY - $105,413



                                    [CHART]
Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefeld). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL : $12.5 TRILLION


Canada             2.5%
U.S.              49.8%
Europe            32.1%
Pacific
Basin             15.6%


Source: Morgan Stanley Capital International, December 31, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.


                            ------------------------

    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)



                                    [CHART]

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL



    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.



    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $190 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1996, Prudential was ranked third in terms of total assets under management.



    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)



    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.



    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    As of October 31, 1997, Prudential Investments Fund Management was the 17th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

------------

    (1)PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.


    (2)As of December 31, 1996.


                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.


    EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.



    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.


    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.


    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in

------------

    (3)As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.

    (4)Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

                                     III-2
daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES


    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at Prudential Securities.(7)


    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSFinancial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------

    (5)Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.


    (6)As of December 31, 1994.

    (7)As of December 31, 1994.
    (8)On an annual basis, INSTITUTIONAL INVESTOR magazine surveys, more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taxing the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS:

    (1) Financial Statements included in the Prospectus constituting Part A of this Registration Statement:

        Financial Highlights.

    (2) Financial Statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


        Portfolio of Investments at December 31, 1997.



        Statement of Assets and Liabilities at December 31, 1997.



        Statement of Operations for the Year Ended December 31, 1997.



        Statement of Changes in Net Assets for the Years Ended December 31, 1997 and 1996.


        Notes to Financial Statements.


        Financial Highlights for the Five Years Ended December 31, 1997.


        Report of Independent Accountants.

(B) EXHIBITS:

     1. (a) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (b) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (c) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1996.

     2. (a) By-Laws, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.


     4. Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



     5. (a) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


        (b) Amended Management Agreement, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.


     6. (a) Selected Dealers Agreement (Continuous Offering), incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



        (b)  Restated  Distribution  Agreement,  incorporated  by  reference  to
       Exhibit 6(b) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

     8. Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



     9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
       Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



    10. Opinion of Sullivan & Cromwell dated August 7, 1981, incorporated by reference to Exhibit 10(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


    11. Consent of Independent Accountants.*

    15. (a) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (b) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (c) Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.


    16. (a) Schedule of Computation of Performance Quotations relating to Average Annual Total Return, incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



        (b) Schedule of Computation of Performance Quotations relating to Aggregate Total Return, incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


    18.  Rule  18f-3  Plan,   incorporated  by  reference   to  Exhibit  18   to
       Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 27, 1995.

    27. Financial data schedules.*

------------------------
*Filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    As of February 6,  1998 there were  208,150,634, 173,723,305, 1,241,042  and
3,536,359 record holders of Class A, Class B, Class C and Class Z shares of common stock, $.01 par value per share, of the Registrant, respectively.


ITEM 27.  INDEMNIFICATION.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6(b) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the amended Management Agreement (Exhibit 5 (b) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5
(a) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


    (i)  Prudential Investments Fund Management LLC (PIFM)


    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



NAME AND ADDRESS      POSITION WITH PIFM                                    PRINCIPAL OCCUPATIONS
--------------------  ------------------------  ------------------------------------------------------------------------------
Frank W. Giordano     Executive Vice            Executive Vice President, Secretary and General Counsel, PIFM; Senior Vice
                      President, Secretary and    President, Prudential Securities Incorporated
                      General Counsel

Robert F. Gunia       Executive Vice President  Vice President, Prudential Investments; Executive Vice President and
                      and Treasurer               Treasurer, PIFM; Senior Vice President, Prudential Securities Incorporated
Neil A. McGuinness    Executive Vice President  Executive Vice President and Director of Marketing, Prudential Mutual Funds &
                                                  Annuities (PMF&A); Executive Vice President, PIFM
Brian Storms          Officer-in-Charge,        President, PMF&A; Officer-in-Charge, President, Chief Executive Officer and
                      President, Chief            Chief Operating Officer, PIFM
                      Executive Officer and
                      Chief Operating Officer
Robert J. Sullivan    Executive Vice President  Executive Vice President, PMF&A; Executive Vice President, PIFM


    (ii) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS        POSITION WITH PIC                            PRINCIPAL OCCUPATIONS
----------------------  ---------------------  ------------------------------------------------------------------
E. Michael Caulfield    Chairman of the        Chief Executive Officer of Prudential Investments of The
                        Board, President and     Prudential Insurance Company of America (Prudential)
                        Chief Executive
                        Officer and Director
Jonathan M. Greene      Senior Vice President  President-Investment Management of Prudential Investments of
                        and Director             Prudential; Senior Vice President and Director, PIC
John R. Strangfeld,     Vice President and     President of Private Asset Management Group of Prudential; Senior
Jr.                     Director                 Vice President, Prudential; Vice President and Director, PIC


ITEM 29.  PRINCIPAL UNDERWRITERS.

    (a) Prudential Securities


    Prudential Securities Incorporated is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust.


    Prudential Securities is also a depositor for the following unit investment trusts:

                      Corporate Investment Trust Fund
                      Prudential Equity Trust Shares
                      National Equity Trust
                      Prudential Unit Trust
                      Government Securities Equity Trust
                      National Municipal Trust


    (b)  Information  concerning  the  directors  and  officers  of   Prudential
Securities Incorporated is set forth below.



                                POSITIONS AND                                                            POSITIONS AND
                                OFFICES WITH                                                             OFFICES WITH
NAME(1)                         UNDERWRITER                                                              REGISTRANT
------------------------------  -----------------------------------------------------------------------  --------------
Alan D. Hogan.................  Executive Vice President, Chief Administrative Officer and Director      None
William Horan.................  Chief Financial Officer                                                  None
George A. Murray..............  Executive Vice President and Director                                    None
Leland B. Paton...............  Executive Vice President and Director                                    None
One New York Plaza
New York, NY
Martin Pfinsgraff.............  Executive Vice President and Director                                    None
Vincent T. Pica, II...........  Executive Vice President and Director                                    None
One New York Plaza
New York, NY
Hardwick Simmons..............  Chief Executive Officer, President and Director                          None
Lee B. Spencer, Jr............  Executive Vice President, General Counsel, Secretary and Director        None
Brian Storms..................  Director                                                                 None
Gateway Center Three
Newark, NJ 07102

------------------------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.


    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102 and Two Gateway Center, Newark, New Jersey, 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5),
(6), (7), (9),  (10) and (11),  31a-1(f) and 31a-1(b)(4)  and (11) and  31a-1(d)
will be kept at Gateway Center Three, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 31.  MANAGEMENT SERVICES.


    Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed-- Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS.

    The Registrant hereby undertakes to furnish each person to whom a Prospectus
is  delivered  with  a  copy  of  the  Registrant's  latest  annual  report   to
shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey on the 25th day of February, 1998.


                                      PRUDENTIAL UTILITY FUND, INC.

                                                /s/ Richard A. Redeker
                                      By:
                                      ------------------------------------------
                                              (RICHARD A. REDEKER, PRESIDENT)

    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                              TITLE                   DATE
---------------------------------------------  -------------------------  ------------------
                  /s/ Grace C. Torres          Treasurer and Principal     February 25, 1998
    ------------------------------------         Financial and
                GRACE C. TORRES                  Accounting Officer
                 /s/ Edward D. Beach
    ------------------------------------       Director                    February 25, 1998
                EDWARD D. BEACH
              /s/ Delayne Dedrick Gold
    ------------------------------------       Director                    February 25, 1998
              DELAYNE DEDRICK GOLD
                  /s/ Robert F. Gunia
    ------------------------------------       Director                    February 25, 1998
                ROBERT F. GUNIA
            /s/ Douglas H. McCorkindale
    ------------------------------------       Director                    February 25, 1998
            DOUGLAS H. MCCORKINDALE
                 /s/ Mendel A. Melzer
    ------------------------------------       Director                    February 25, 1998
                MENDEL A. MELZER
                 /s/ Thomas T. Mooney
    ------------------------------------       Director                    February 25, 1998
                THOMAS T. MOONEY
                  /s/ Stephen P. Munn
    ------------------------------------       Director                    February 25, 1998
                STEPHEN P. MUNN
               /s/ Richard A. Redeker
    ------------------------------------       President and Director      February 25, 1998
               RICHARD A. REDEKER
                  /s/ Robin B. Smith
    ------------------------------------       Director                    February 25, 1998
                 ROBIN B. SMITH
                /s/ Louis A. Weil, III
    ------------------------------------       Director                    February 25, 1998
               LOUIS A. WEIL, III
                /s/ Clay T. Whitehead
    ------------------------------------       Director                    February 25, 1998
               CLAY T. WHITEHEAD

                                 EXHIBIT INDEX

      1. (a) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (b) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (c) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1996.

      2. (a) By-Laws, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.


      4. Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



      5. (a) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


        (b) Amended Management Agreement, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.


      6. (a) Selected Dealers Agreement (Continuous Offering), incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



        (b)  Restated  Distribution  Agreement,  incorporated  by  reference  to
       Exhibit 6(b) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



      8. Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



      9. Transfer  Agency  and  Service Agreement  between  the  Registrant  and
       Prudential  Mutual  Fund  Services,  Inc,  incorporated  by  reference to
       Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



     10. Opinion of Sullivan & Cromwell dated August 7, 1981, incorporated by reference to Exhibit 10(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


     11. Consent of Independent Accountants.*

     15. (a) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (b) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (c) Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.


     16. (a) Schedule of Computation of Performance Quotations relating to Average Annual Total Return, incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



        (b) Schedule of Computation of Performance Quotations relating to Aggregate Total Return, incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


     18.  Rule  18f-3  Plan,  incorporated   by  reference  to  Exhibit  18   to
       Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on October 27, 1995.

     27. Financial data schedules.*
------------------------
 *Filed herewith.